UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)       March 21, 2007
ProCentury Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Cleveland Avenue, Westerville, Ohio	43082

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code          614-895-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
On March 21, 2007, ProCentury Corporation, an Ohio corporation (the “Company”), announced that A.M. Best Company, Inc. affirmed the A- financial strength rating and the a- issuer strength rating of the Company’s subsidiaries, Century Surety Company and ProCentury Insurance Company, and affirmed the bbb- issuer strength rating of the Company. A copy of the press release including such announcement is filed as Exhibit 99.
Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 99 — Press Release, dated March 21, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCentury Corporation
Date: March 23, 2007	By:	/s/ Erin E. West
Erin E. West
Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit 99     Press Release, dated March 21, 2007

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